                                                                    EXHIBIT 99.1






CONTACT: Michael Berman                              FOR IMMEDIATE RELEASE
         (312) 279-1496                              April 18, 2005


                    ELS REPORTS STRONG FIRST QUARTER RESULTS
                          REITERATES GUIDANCE FOR 2005

         CHICAGO, IL - APRIL 18, 2005--Equity LifeStyle Properties, Inc. (NYSE: ELS) today announced results for the quarter ended March 31, 2005.

         For the first quarter of 2005, Funds From Operations (FFO) were $25.3 million or $0.85 per share on a fully diluted basis, compared to $15.5 million or $0.55 per fully diluted share for the same period in 2004. First quarter 2005 property operating revenues were $84.8 million, compared to $67.8 million in the first quarter of 2004. For the quarter ended March 31, 2005, the Company had 118 new home sales, a 26 percent increase over the quarter ended March 31, 2004. Gross revenues from home sales were approximately $10.2 million for the quarter ended March 31, 2005, compared to approximately $7.4 million for the quarter ended March 31, 2004.

         Net income available to common stockholders totaled $8.7 million or $0.37 per fully diluted share for the quarter ended March 31, 2005. This compares to net income available to common stockholders of $4.5 million or $0.19 per fully diluted share for the first quarter of 2004. See the attachment to this press release for a reconciliation of FFO and FFO per share to net income and net income per share, respectively, the most directly comparable GAAP measures.

         Commented Thomas P. Heneghan, ELS President and CEO, "The first quarter of 2005 was important for us given the significant investments we made during 2004. I am very pleased with our performance and our strong start for 2005. "

         The Company has $71 million available under its line of credit.

         ELS management continues to project fully diluted FFO per share to be in the range of $2.44 to $2.54 for 2005. Furthermore, management expects fully diluted FFO per share for the first half of 2005 to be between $1.35 and $1.38. Factors impacting revenues include i) the mix of site usage within the Company's portfolio; ii) the Company's yield management of its short term resort sites;
iii) scheduled or
implemented rate increases; and iv) occupancy changes. Results for 2005 also may be impacted by, among other things i) continued competitive housing options and new home sales initiatives impacting occupancy levels at certain communities;
ii) variability in income from home sales operations, including anticipated expansion projects; iii) whether acquired properties operate in line with expectations; iv) the lingering effects, if any, on occupancy levels and sales resulting from changes in customer demand due to the 2004 Florida storms; v) potential acquisitions and investments; vi) potential dispositions; and vii) rent control initiative costs.

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Equity LifeStyle Properties, Inc. owns or has an interest in 278 quality communities in 26 states and British Columbia consisting of 101,727 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

         A live webcast of the Company's conference call discussing these results will be available via the Company's website in the Investor Info section at www.mhchomes.com at 10:00 a.m. Central on April 19, 2005. If you wish to listen to the opening remarks in advance, they will be available on our website.

                                       ###
         Tables follow

                           EQUITY LIFESTYLE PROPERTIES, INC.
                                SELECTED FINANCIAL DATA
                                      (UNAUDITED)
                   (AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)


                                                                 QUARTERS ENDED
                                                           MARCH 31,        MARCH 31,
                                                             2005             2004
                                                           --------         --------
PROPERTY OPERATIONS:
  Community base rental income .........................   $ 52,919         $ 49,118
  Resort base rental income ............................     24,247           12,342
  Utility and other income .............................      7,616            6,334
                                                           --------         --------
     Property operating revenues .......................     84,782           67,794

  Property operating and maintenance ...................     26,294           20,200
  Real estate taxes ....................................      6,160            5,264
  Property management ..................................      3,649            2,846
                                                           --------         --------
     Property operating expenses .......................     36,103           28,310
                                                           --------         --------
     Income from property operations ...................     48,679           39,484

HOME SALES OPERATIONS:
  Gross revenues from inventory home sales .............     10,236            7,426
  Cost of inventory home sales .........................     (8,947)          (6,848)
                                                           --------         --------
     Gross profit from inventory home sales ............      1,289              578
  Brokered resale revenues, net ........................        606              490
  Home selling expenses ................................     (2,053)          (2,073)
  Ancillary services revenues, net .....................      2,136              905
                                                           --------         --------
     Income from home sales and other ..................      1,978             (100)

OTHER INCOME AND EXPENSES:
  Interest income ......................................        371              453
  Other corporate income ...............................      4,061              290
  Equity in income of unconsolidated joint ventures.....      1,143              968
  General and administrative ...........................     (2,882)          (2,212)
  Rent control initiatives .............................       (570)            (629)
                                                           --------         --------
     Operating income (EBITDA) .........................     52,780           38,254

  Interest and related amortization ....................    (24,999)         (20,139)
  Income from discontinued operations ..................        626              623
  Depreciation on corporate assets .....................       (216)            (377)
  Income allocated to Preferred OP Units ...............     (2,856)          (2,813)
                                                           --------         --------
     FUNDS FROM OPERATIONS (FFO) .......................   $ 25,335         $ 15,548

  Depreciation on real estate and other costs ..........    (13,498)         (10,091)
  Depreciation on unconsolidated joint ventures ........       (426)            (206)
  Depreciation on discontinued operations ..............       (329)            (340)
  Gain on sale of properties ...........................        ---              638
  Income allocated to Common OP Units ..................     (2,373)          (1,039)
                                                           --------         --------
     NET INCOME ........................................   $  8,709         $  4,510
                                                           ========         ========

NET INCOME PER COMMON SHARE - BASIC ....................   $   0.38         $   0.20
NET INCOME PER COMMON SHARE - FULLY DILUTED ............   $   0.37         $   0.19
                                                           --------         --------

FFO PER COMMON SHARE - BASIC ...........................   $   0.86         $   0.56
FFO PER COMMON SHARE - FULLY DILUTED ...................   $   0.85         $   0.55
                                                           --------         --------

Average Common Shares - Basic ..........................     22,974           22,674
Average Common Shares and OP Units - Basic .............     29,309           27,986
Average Common Shares and OP Units - Fully Diluted......     29,878           28,521
                                                           --------         --------

                        EQUITY LIFESTYLE PROPERTIES, INC.
                                   (UNAUDITED)



                                                          AS OF                   AS OF
                                                         MARCH 31,              DECEMBER 31,
TOTAL SHARES AND OP UNITS OUTSTANDING:                     2005                    2004
                                                    ------------------      ------------------
Total Common Shares Outstanding...............            22,993,942             22,937,192
Total Common OP Units Outstanding.............             6,324,046              6,340,805


SELECTED BALANCE SHEET DATA:                             MARCH 31,             DECEMBER 31,
                                                           2005                   2004
                                                    (amounts in 000's)      (amounts in 000's)
                                                    ------------------      ------------------
Total real estate, net.........................       $    1,704,977         $    1,712,923
Cash and cash equivalents......................       $        5,351         $        5,305
Total assets (1)...............................       $    1,888,598         $    1,886,289

Mortgage notes payable.........................       $    1,413,533         $    1,417,251
Unsecured debt.................................       $      201,850         $      235,800
Total liabilities..............................       $    1,685,012         $    1,719,674
Minority interest..............................       $      162,096         $      134,771
Total stockholders' equity.....................       $       41,490         $       31,844


(1) Includes hurricane related costs recoverable from insurance providers of $8.0 million.

MANUFACTURED HOME SITE RENT AND                           QUARTERS ENDED
OCCUPANCY AVERAGES:                                  MARCH 31,       MARCH 31,
                                                       2005            2004
                                                    ------------    ------------
Total Sites...................................          42,737          41,242
Occupied Sites................................          38,738          37,799
Occupancy %...................................            90.6%           91.7%
Monthly Base Rent Per Site....................      $   458.05      $   437.95
Core Monthly Base Rent Per Site (1)...........      $   455.36      $   433.15

(1) Represents rent per site for properties owned in both periods of comparison.



                                                           QUARTERS ENDED
                                                     MARCH 31,          MARCH 31,
HOME SALES (1):                                        2005               2004
                                                    -----------        ----------
New Home Sales Volume (2).....................             127                 94
New Home Sales Gross Revenues.................      $    9,603         $    6,798

Used Home Sales Volume........................              53                 76
Used Home Sales Gross Revenues................      $      642         $      740

Brokered Home Resale Volume...................             373                329
Brokered Home Resale Revenues, net............      $      611         $      492


(1)  Includes results from discontinued operations.
(2) Quarter ended March 31, 2005 includes nine third-party sales.

                        EQUITY LIFESTYLE PROPERTIES, INC
                                   (UNAUDITED)

ANNUAL REVENUE RANGES:

                                                                                     Approximate
                                Total Sites                    Total Sites           Annual
                            (rounded to 100's)             (rounded to 100's)        Revenue Range (1)
                            ------------------             ------------------        -----------------
                                  3/31/05                       12/31/04
Community sites (2):                    45,200                        45,200         $5,400-$5,500 (3)
Resort sites:
Annuals                                 13,100                        13,100         $3,000-$3,200
Seasonal                                 7,600                         7,200         $1,800-$1,900
Transient                                5,600                         6,000         $2,000-$2,200
Thousand Trails                         17,900                        17,900                       (4)
Joint Ventures                          11,800                        11,800                       (5)
                            ------------------             ------------------
                                       101,200                       101,200
                            ==================             ==================



     1)   All ranges exclude utility and other income.
     2)   Includes 2,466 sites from discontinued operations.
     3) Based on occupied sites, including discontinued properties. Average occupancy as of 3/31/05 was approximately 89.3%.
     4) 17,911 sites are reserved for Thousand Trails members pursuant to a sale-leaseback agreement with Thousand Trails Operations Holding Company, L.P. with an annual rent of $16 million.
     5)   Joint venture income is included in Other Corporate Income.


FUNDS AVAILABLE FOR DISTRIBUTION (FAD):                                   QUARTERS ENDED
                                                                       MARCH 31,   MARCH 31,
                                                                         2005        2004
                                                                      ---------    ---------
            Funds from operations ...........................         $ 25,335     $ 15,548
            Non-revenue producing improvements to real estate           (2,289)      (2,674)
                                                                      --------     --------
                 Funds available for distribution ............        $ 23,046     $ 12,874
                                                                      ========     ========

            FAD per Common Share - Basic .....................        $   0.79     $   0.46
            FAD per Common Share - Fully Diluted .............        $   0.77     $   0.45
                                                                      --------     --------


                  "Funds from Operations ("FFO") is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), to be an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

                  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Funds available for distribution ("FAD") is a non-gaap financial measure. FAD is defined as FFO less non-revenue producing capital expenditures. Investors should review FFO and FAD, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions."